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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 21, 1997

                           EINSTEIN/NOAH BAGEL CORP.
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             (Exact name of registrant as specified in its charter)


Delaware                           0-21097                            84-1294908
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                   File No.)                  Identification No.)
incorporation)


        14123 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                    (Address of principal executive offices)

                                 (303) 215-9300
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              (Registrant's telephone number, including area code)

                                 Not applicable
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         (Former name or former address, if changes since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 5, 1997, Einstein/Noah Bagel Corp. (the "Company") acquired an approximately 77% interest in Einstein/Noah Bagel Partners, L.P. ("Bagel Partners"), formerly Noah's Pacific, L.L.C. ("Noah's"), the surviving entity of the merger consummated on such date (the "Area Developer Merger") of the Company's five area developers, Colonial Bagels, L.P. ("Colonial"), Great Lakes Bagels, L.P., Gulfstream Bagels, L.P., Sunbelt Bagels, L.L.C. ("Sunbelt") and Noah's (collectively, the "Area Developers"). Einstein/Noah Bagel Partners, Inc., a California corporation and 100% owned subsidiary of the Company, is the sole general partner of Bagel Partners. The remaining equity interest in Bagel Partners is owned by area developer management and Bagel Store Development Funding, L.L.C. ("Bagel Funding").

         The Company acquired its interest in Bagel Partners pursuant to the exercise of conversion and option rights under senior secured loan agreements between the Company and each Area Developer, pursuant to which the Company had committed to lend an aggregate of $359.6 million to the Area Developers (collectively, the "Secured Loan Agreements"). The Secured Loan Agreements permitted the Company to (a) convert the senior secured loans made by the Company to each of the Area Developers into units ("Area Developer Units") in such Area Developers (the "Conversion Rights") and (b) purchase additional Area Developer Units pursuant to an option (the "Option Rights") to purchase such units for an amount representing the aggregate amount of the Company's unfunded secured loan commitment. The exercise of the Conversion Rights and the Option Rights is referred to herein as the "Secured Loan Conversions." Immediately prior to the Secured Loan Conversions, each Area Developer had agreed to amend its Secured Loan Agreement to waive the applicable conversion moratorium period and allow the immediate exercise by the Company of its Conversion Rights and Option Rights. Pursuant to the Secured Loan Conversions, the Company converted an aggregate of approximately $335.3 million of secured loans into Area Developer Units pursuant to the Conversion Rights and purchased additional Area Developer Units pursuant to the exercise of the Option Rights for approximately $24.3 million. The Company used funds from its working capital to exercise the Option Rights.

         In connection with the waiver of the moratorium periods and the Secured Loan Conversions, each Area Developer amended its limited partnership or limited liability company agreement, as applicable, to modify the rights of Bagel Funding pursuant to such agreements to require each Area Developer to redeem the Area Developer Units owned by Bagel Funding in such Area Developer in certain cases (collectively, the "Put Rights"). Prior to the amendments, Bagel Funding was entitled to exercise the Put Rights in the event that (i) the Company acquired a majority equity interest in an Area Developer upon exercise of the Conversion Rights or Option Rights, (ii) Bagel Funding requested the incorporation of the Area Developer and the public offering of the equity of the Area Developer after the Conversion Rights and Option Rights expired unexercised and the Company did not consent to such request, or (iii) Bagel Funding requested the termination of the Area Developer's area development and franchise agreements with the Company after the Conversion Rights and Option Rights expired unexercised and the Company did not consent to such request. Upon exercise, the Put Rights could be satisfied with cash, shares of common stock of the Company, par value $.01 per share ("Common Stock"), shares of common stock of Boston Chicken, Inc., majority owner of the Company ("Boston Chicken"), par value $.01 per share ("BCI Common Stock"), or any combination thereof.

         The Bagel Partners Partnership Agreement (which is filed as an exhibit hereto and is incorporated herein by such reference) amends Bagel Funding's Put Rights as follows: (i) the Put Rights are not exercisable until December 5, 1999, (ii) if at any time during the eighteen-month period commencing on December 5, 1999 the Company does not consent to a public offering of Bagel Partners equity or the termination of certain rights and obligations under franchise or license agreements with the Company upon request by Bagel Funding, then Bagel Funding may exercise the Put Rights, (iii) the exerciseability of the Put Rights will be accelerated upon a Change in Control (as defined in the Bagel Partners Partnership Agreement) of the Company in the event that the Company does not consent to a public offering of Bagel Partners equity or the termination of certain rights and obligations under franchise or license agreements with the Company, (iv) the method of determining the valuation of Bagel Partners for purposes of calculating the put price is a multiple of the annualized average cash flow for the two fiscal quarters prior to the quarter in which the Put Rights are exercised rather than a multiple of the annualized average cash flow for the highest of the three prior fiscal quarters, (v) the Bagel Funding unitholders will receive resale
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registration rights upon exercise of the Put Rights in the event that the
Company or Bagel Partners chooses to pay the purchase price of the Bagel Partners units with shares of Common Stock of the Company, (vi) the right of Bagel Partners or the Company to pay the purchase price of Bagel Partners units with shares of BCI Common Stock is eliminated, and (vii) upon an exercise of the Put Rights, Bagel Partners or the Company may purchase Bagel Funding's Bagel Partners units.

         Messrs. Scott A. Beck, Chairman of the Board of Directors of the Company, Jeffrey L. Butler, President of the Company, W. Eric Carlborg, Chief Financial Officer of the Company, Messrs. John H. Muehlstein, Jr. and Lloyd D. Ruth, directors of the Company, David G. Stanchak, Chief Development Officer and a director of the Company, and Lawrence Beck, Scott Beck's father, each own a direct equity interest in Bagel Funding. In the aggregate, such interests represent approximately 10.4% of the outstanding equity interest in Bagel Funding. In addition, certain executive officers and directors of Boston Chicken own direct or indirect equity interests in Bagel Funding. In the aggregate, such interests, excluding interests owned by Scott Beck, represent approximately 7.7% of the outstanding equity interest in Bagel Funding. In addition, Lawrence Beck was a minority investor in Sunbelt and Colonial, and Robert Schlacter, Senior Vice President-Operations Support, was a minority investor in Colonial. Following the Secured Loan Conversion and the Area Developer Merger, Bagel Funding owns an approximately 21% interest in Bagel Partners and Messrs. Lawrence Beck and Schlacter own in the aggregate less than a 1% interest in Bagel Partners.

         The Company had previously entered into development and franchise agreements with each of the Area Developers, pursuant to which the Area Developers developed and operated Einstein Bros.(R) Bagels and Noah's New York Bagels(R) stores. Pursuant to such agreements and the Secured Loan Agreements, the Area Developers paid an aggregate of approximately $33.0 million in 1996 to the Company in development, franchise, royalty, real estate, software maintenance and miscellaneous fees, interest and deposits. Upon consummation of the Area Developer Merger, the development agreements with each merging Area Developer were terminated and Bagel Partners assumed the obligations under the existing franchise agreements of each of the merging Area Developers.

         The Company has entered into an amended and restated development agreement (which is filed as an exhibit hereto and is incorporated herein by such reference) (the "Development Agreement") with Bagel Partners, pursuant to which Bagel Partners will develop approximately 175 stores in 1998 and each year thereafter during the term of the development agreement. In addition, the Development Agreement provides that the Company and Bagel Partners will enter into a license agreement covering each store opened, which agreements will have substantially the same terms as are currently provided in the Company's form of franchise agreement.

         The Company has also entered into a loan agreement (which is filed as an exhibit hereto and is incorporated herein by such reference) (the "Loan Agreement") with Bagel Partners, pursuant to which the Company has provided Bagel Partners a secured loan of up to a maximum of $70 million. Such loan will initially bear interest at the rate of interest announced by Bank of America National Trust and Savings Association from time to time as its reference rate (the "Prime Rate") plus 2.5%, payable currently, with a final maturity on December 5, 2005.

         The Company anticipates that, as of December 15, 1997, it will offer employment with the Company to all of the employees of Bagel Partners.
Pursuant to a services agreement with Bagel Partners (the form of which is filed as an exhibit hereto and is incorporated herein by such reference) (the "Services Agreement"), the Company will provide to Bagel Partners the services currently provided by such employees and any other employees that may be hired by the Company for such purpose. Bagel Partners will reimburse the Company for the cost of such employees (other than any grants of options to purchase Common Stock). In addition, the Company intends to offer to all holders of options to purchase Bagel Partners units, of which approximately 45,000,000 are outstanding, the opportunity to receive options to purchase shares of Common Stock at a ratio of one share of Common Stock for every 15 Bagel Partners units subject to unit options. The Common Stock options are expected to be granted under the Company's 1997 Stock Option Plan and will be contingent upon the consent of each unit optionholder to the cancellation of such unit options. If all outstanding options to purchase Bagel Partners units are exchanged for options to purchase Common Stock, options to purchase an
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aggregate of approximately 3,000,000 shares of Common Stock will be granted and will vest in accordance with the vesting schedules of the corresponding canceled unit options.

ITEM 5.  OTHER EVENTS

         On November 21, 1997, the Company entered into a new credit facility (the "Credit Facility") with Bank of America National Trust and Savings Association, LaSalle National Bank and General Electric Capital Corporation (collectively, the "Lenders"). The Credit Facility consists of a $30 million secured term loan facility and a $40 million secured revolving credit facility. The Credit Facility will be used for general corporate purposes, including the funding of Bagel Partners.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements of Business Acquired.

         The financial statements required by this item (and an index thereto) are filed as Exhibit 99.1 hereto and are incorporated herein by such reference.

         (b)     Pro Forma Financial Information.

         The pro forma financial information required by this item (and an index thereto) is filed as Exhibit 99.2 hereto and is incorporated herein by such reference.

         (c)     Exhibits.

         See Exhibit Index appearing elsewhere herein, which is incorporated herein by such reference.

FORWARD LOOKING STATEMENTS

         CERTAIN STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "REFORM ACT"). SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, BAGEL PARTNERS, EINSTEIN BROS. BAGELS STORES AND NOAH'S NEW YORK BAGELS STORES TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING: COMPETITION; SUCCESS OF OPERATING INITIATIVES; DEVELOPMENT AND OPERATING COSTS; ACHIEVEMENT OF DEVELOPMENT SCHEDULES; ADVERTISING AND PROMOTIONAL EFFORTS; BRAND AWARENESS; ADVERSE PUBLICITY; ACCEPTANCE OF NEW PRODUCT OFFERINGS; THE COMPANY'S RELATIONSHIP WITH, AND BUSINESS OF BOSTON CHICKEN; AVAILABILITY, LOCATIONS AND TERMS OF SITES FOR STORE DEVELOPMENT; CHANGES IN BUSINESS STRATEGY OR DEVELOPMENT PLANS; AVAILABILITY AND TERMS OF CAPITAL; FOOD, LABOR AND EMPLOYEE BENEFIT COSTS; CHANGES IN GOVERNMENT REGULATION; REGIONAL WEATHER CONDITIONS; AND OTHER FACTORS REFERENCED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY CANNOT PREDICT WHICH FACTORS WOULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. READERS ARE URGED TO CONSIDER STATEMENTS THAT INCLUDE THE TERMS "EXPECTS," "ANTICIPATES," "INTENDS" OR THE LIKE TO BE UNCERTAIN AND FORWARD-LOOKING.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:     March 17, 1998



                                       EINSTEIN/NOAH BAGEL CORP.




                                       By: /s/ Amy S. Powers
                                           ------------------------------------
                                           Amy S. Powers
                                           Vice President

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                           EINSTEIN/NOAH BAGEL CORP.

                                 EXHIBIT INDEX


EXHIBIT NUMBER                        DESCRIPTION
         2.1              Form of Secured Loan Agreement by and between the Company and each of Colonial Bagels, L.P.,
                          Great Lakes Bagels, L.P., Gulfstream Bagels, L.P., Sunbelt Bagels, L.L.C. and Noah's Pacific,
                          L.L.C. (previously filed)

         10.1             Area Developer Merger Agreement and Plan of Merger dated as of December 5, 1997 among Colonial
                          Bagels, L.P., Great Lakes Bagels, L.P., Gulfstream Bagels, L.P., Sunbelt Bagels, L.L.C. and
                          Einstein/Noah Bagel Partners, L.P. (formerly Noah's Pacific, L.L.C.) (previously filed)

         10.2             Partnership Agreement of Einstein/Noah Bagel Partners, L.P. (previously filed)

         10.3             Loan Agreement dated as of December 5, 1997 by and between the Company and Einstein/Noah Bagel
                          Partners, L.P. (previously filed)

         10.4             Amended and Restated Development Agreement dated as of December 5, 1997 by and between the Company and Einstein/Noah Bagel Partners, L.P. (previously filed)

         10.5             Form of Services Agreement by and among Einstein/Noah Bagel Partners, L.P. and Einstein/Noah
                          Bagel Corp. (previously filed)

         10.6             Amended and Restated Secured Credit Agreement dated as of November 21, 1997 among the Company,
                          Bank of America National Trust and Savings Association, as Agent and Issuing Lender, General
                          Electric Capital Corporation, as Co-Agent, and the Lenders named therein. (previously filed)

         23.1             Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Alamo
                          Bagels, L.P.

         23.2             Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of BCE West
                          Bagels, L.L.C.

         23.3             Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Colonial
                          Bagels, L.P.

         23.4             Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Finest
                          Bagels, L.L.C.

         23.5             Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Great Lakes
                          Bagels, L.L.C.

         23.6             Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Gulfstream
                          Bagels, L.P.

         23.7             Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Liberty
                          Foods, L.L.C.

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
         23.8             Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Mayfair
                          Bagels, L.L.C.

         23.9             Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Noah's Bay
                          Area Bagels, L.L.C.

         23.10            Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Noah's
                          Pacific, L.L.C.

         23.11            Consent of Arthur Andersen LLP with respect to the Audited Financial Statements of Philly Rose,
                          L.P.

         99.1             Financial Statements of Businesses Acquired (previously filed).

         99.2             Pro Forma Financial Information.